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                                                                 EXHIBIT 2(n)(1)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Experts" and "Financial Statements" and to the incorporation by reference of our report dated February 25, 1997, in this Registration Statement (Form N-2 No. 333-28615) of Royce Micro-Cap Trust, Inc.


                                             ERNST & YOUNG LLP




New York, New York
June 19, 1997

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